Exhibit 10.2

Maximum Debt Guarantee Contract

(English Summary)

Date of Signing	Sep 16, 2010
Contract No	33905201000007036
Parties to Contract	SD Group as Guarantor and Xiaoshan Agriculture Bank of China as Lender
Guarantee	Great Shengda
Guaranteed Maximum Amount	RMB 75,000,000 million
Guaranteed Indebtedness	Any indebtedness incurred by Great Shengda to Lender during the term of Sep 16, 2010 and March 16, 2011
Guaranteed Scope	The principal, interests, penalty interests, compound interest; liquidated damage, damage, litigation cost and attorney fee arising from the realization of the debt of the relevant indebtedness.
Term	Two years after the expiry of the term of the relevant indebtedness
Undertakings

We list below some material undertakings:

Guarantor must give 15 day prior written notice to Lender and obtain Lender’s prior written consent when:

- Guarantor alters its capital structure or business mode, or

- Guarantor provides guarantee to any third party or create encumbrance over its assets or equity for itself or any third party in a manner that may affect its performance under this contract.
Dispute Resolution	PRC court where Lender locates